Exhibit 10.3

STATE OF CONNECTICUT
DEPARTMENT OF SOCIAL SERVICES

CONTRACT AMENDMENT

Amendment Number:	9
Contract #:	093-MED-FCHP-1
Contract Period:	08/11/2001 – 9/30/2004
Contract Name:	FIRST CHOICE HEALTH PLAN OF CONNECTICUT, INC.
Contractor Address:	23 Maiden Lane, North Haven, CT 06473-4201

Contract number 093-MED-FCHP-1 by and between the Department of Social Services (the “Department”) and Firstchoice Health Plan of CT (the “Contractor”) for the provision of services under the HUSKY B program as amended by Amendments 1, 2, 3, 4, 5, 6, 7 and 8 is hereby further amended as follows:

1.	Paragraph 1 of Part I as amended by Amendments 1, 2, 3, 4, 5, 6, 7 and 8 is further amended to extend the contract end date from December 31, 2003 to September 30, 2004.

2.	Part II ‘GENERAL CONTRACT TERMS FOR MCOs” is deleted in its entirety and replaced with Part II “GENERAL CONTRACT TERMS FOR MCOS” dated December 12, 2003 pages 1 through 113 attached hereto and incorporated herein by reference.

3	Appendix I is amended by amendment 9 is deleted in its entirety and replaced with Appendix I attached hereto and incorporated herein by reference. The effective dates for appendix I are 10/01/03 through 9/30/04.

ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract and prior amendments, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR	DEPARTMENT

FirstChoice HealthPlans of Connecticut, Inc.	Department of Social Services

Todd S. Farha 12/29/03	_Michael P. Starkowski 12/30/03_

Signature (Authorized Official) Date	Signature (Authorized Official) Date

Todd S. Farha Pres & CEO	_Michael P. Starkowski Deputy Commissioner

Signature (Authorized Official) Title	Signature (Authorized Official) Title

OFFICE OF THE ATTORNEY GENERAL

Attorney General (as to form) Date

( ) This contract does not require the signature of the Attorney General pursuant to an agreement between the Department and the Office of the Attorney General dated:

APPENDIX A – Amended

Plan Name
FirstChoice

Capitation Rates 10/01/03 – 09/30/04	Fairfield	Hartford	Litchfield	Middlesex	New Haven	New London	Tolland	Windham
Under One	$557.90	$631.16	$629.32	$745.86	$627.09	$624.00	$753.77	$604.77
Ages 1 to 14	$106.42	$114.88	$114.56	$135.30	$114.18	$113.60	$136.72	$112.01
Male – Ages	$132.31	$143.96	$143.55	$169.02	$143.10	$142.41	$170.74	$140.59
15 to 39 Female – Ages	$216.08	$240.74	$240.04	$284.72	$239.19	$237.99	$287.77	$231.99
15-39 Male – Ages 40	$236.43	$264.41	$263.62	$313.22	$262.69	$261.37	$316.58	$254.47
and over Female – Ages	$227.26	$253.91	$253.15	$300.77	$252.26	$250.97	$304.02	$244.44

40 and over